Exhibit 1.01

Entergy Louisiana, LLC

$[ ],000,000
First Mortgage Bonds,
[ ]% Series due [ ], 20[ ]

UNDERWRITING AGREEMENT

[ ], 20[ ]

[Name(s) of Underwriters(s)]

c/o     [Name(s) of Representatives(s)]
          [Address(es) of Representative(s)]

Ladies and Gentlemen:

The undersigned, Entergy Louisiana, LLC, a Texas limited liability company (the "Company"), proposes to issue and sell to the several underwriters set forth on Schedule I attached hereto (the "Underwriters," which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), for whom [ ] and [ ] are acting as representatives (the "Representatives"), an aggregate of $[ ],000,000 principal amount of the Company's First Mortgage Bonds, [ ]% Series due [ ], 20[ ] (the "Bonds"), in accordance with the terms set forth in this Underwriting Agreement (this "Underwriting Agreement").

    Purchase and Sale.

    On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the Bonds at [ ]% of the principal amount thereof, in the principal amount set forth opposite the name of such Underwriter on Schedule I attached hereto.

    Description of Bonds. The Bonds shall be issued under and pursuant to the Company's Mortgage and Deed of Trust, dated as of April 1, 1944, with The Bank of New York Mellon (successor to Harris Trust Company of New York), as Corporate Trustee, and Stephen J. Giurlando (successor to Mark F. McLaughlin), as Co-Trustee (the "Co-Trustee and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the [ ] Supplemental Indenture, dated as of [ ], 20[ ] (the "Supplemental Indenture"). Said Mortgage and Deed of Trust as so amended and supplemented is hereinafter referred to as the "Mortgage." The Bonds and the Supplemental Indenture shall have the terms and provisions described in the Disclosure Package (as defined herein), provided that subsequent to the date hereof and prior to the Closing Date (as defined herein) the form of the Supplemental Indenture may be amended by mutual agreement between the Company and the Underwriters.

    Representations and Warranties of the Company.

    The Company represents and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:

      The Company is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Texas and has the necessary limited liability company power and authority to conduct the business that is described in the Disclosure Package and to own and operate the properties owned and operated by it in such business and is in good standing and duly qualified to conduct such business as a foreign limited liability company in the State of Louisiana.
      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-[ ]) for the registration of $900,000,000 aggregate offering price of the Company's First Mortgage Bonds, including the Bonds, under the Securities Act of 1933 (the "Securities Act") ([all] of which First Mortgage Bonds remain unsold as of the date hereof), and such registration statement[, as amended,] has become effective. The Company qualifies for use of Form S-3 for the registration of the Bonds, and the Bonds are registered under the Securities Act. At the time of filing such registration statement and at the date hereof, the Company was not and is not an "ineligible issuer" (as defined in Rule 405 under the Securities Act). The prospectus forming a part of such registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the Applicable Time (as defined below)) initially became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to First Mortgage Bonds of the Company other than the Bonds) prior to the Applicable Time, including without limitation by any preliminary prospectus supplement relating to the offering and sale of the Bonds that is deemed to be part of and included in such registration statement pursuant to Rule 430B(e) under the Securities Act, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the time such registration statement (or the most recent amendment thereto filed prior to the Applicable Time) became effective and prior to the Applicable Time (but excluding documents incorporated therein by reference relating solely to First Mortgage Bonds of the Company other than the Bonds), which are incorporated or deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. The various parts of such registration statement, in the form in which such parts became effective and as such parts may have been amended by all amendments thereto as of the Applicable Time (including, for these purposes, as an amendment, any document incorporated or deemed to be incorporated by reference in the Basic Prospectus), and including any information omitted from such registration statement at the time such part of such registration statement, as so amended, became effective but that is deemed to be part of such registration statement pursuant to Rule 430B under the Securities Act, are hereinafter referred to as the "Registration Statement." The Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Bonds by a prospectus supplement dated the date hereof, to be filed with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"), is hereinafter referred to as the "Prospectus."
      (i) After the Applicable Time and during the time specified in Section 6(e) hereof, the Company will not file any amendment to the Registration Statement or any supplement to the Prospectus or the Disclosure Package (except any amendment or supplement relating solely to First Mortgage Bonds of the Company other than the Bonds), and (ii) between the Applicable Time and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Pillsbury Winthrop Shaw Pittman LLP ("Counsel for the Underwriters"), or any such amendment or supplement to which the Underwriters or said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the Applicable Time and incorporated or deemed to be incorporated by reference in the Prospectus or the Disclosure Package (except documents incorporated by reference relating solely to First Mortgage Bonds of the Company other than the Bonds) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus or the Disclosure Package, as the case may be.
      The Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, the Mortgage, at such time, and the Basic Prospectus, when delivered to the Underwriters for their use in marketing the Bonds, fully complied, and the Prospectus, at the time it is filed with the Commission pursuant to Rule 424(b) and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated or deemed to be incorporated by reference in the Basic Prospectus and the Prospectus pursuant to Item 12 of Form S-3, on the date filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. No documents were filed with the Commission since the Commission's close of business on the business day immediately prior to the date of this Underwriting Agreement except as set forth on Part C of Schedule II hereto or such other documents as were delivered to you prior to the date of this Underwriting Agreement. The Registration Statement did not, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time that the Basic Prospectus was delivered to the Underwriters for their use in marketing the Bonds, the Basic Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time the Prospectus is filed with the Commission pursuant to Rule 424(b) and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, on said dates and at such times, the documents then incorporated or deemed to be incorporated by reference in the Basic Prospectus and the Prospectus pursuant to Item 12 of Form S-3, when taken together with the Basic Prospectus and the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus or the Prospectus, as they may be then amended or supplemented (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof), or to any statements in or omissions from the statements of eligibility of the Trustees on Form T-1 and Form T-2, as they may then be amended, under the Trust Indenture Act filed as exhibits to the Registration Statement (the "Statements of Eligibility").
      The Disclosure Package, and each electronic roadshow, if any, identified in Part B of Schedule II hereto, when taken together with the Disclosure Package, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the documents then incorporated or deemed to be incorporated by reference in the Disclosure Package, when taken together with the Disclosure Package, do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof). For purposes hereof, (i) "Disclosure Package" shall mean (x) the Basic Prospectus as amended or supplemented immediately prior to [ ] p.m. New York time ([ ] p.m. Central time) on the date of this Underwriting Agreement (the time at which the Underwriters and the Company agreed upon the pricing terms set forth in the final term sheet attached as Annex A to Schedule II hereto) (the "Applicable Time"), (y) the Free Writing Prospectuses, if any, identified in Part A of Schedule II hereto and (z) any additional information, if any, identified in Part D of Schedule II hereto, (ii) "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, and (iii) "Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405 under the Securities Act.
      Each Issuer Free Writing Prospectus and the final term sheet prepared and filed pursuant to Section 6(b) hereof does not include any information that conflicts with the information contained in the Registration Statement, the Basic Prospectus or the Prospectus, including any document incorporated or deemed to be incorporated by reference therein that has not been superseded or modified. If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented. The foregoing two sentences do not apply to statements in or omissions from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof).
      The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Mortgage or any indenture or other agreement or instrument to which the Company is now a party.
      Except as set forth in or contemplated by the Disclosure Package, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, without any known conflicts with the rights of others which could have a material adverse effect on the Company.
      The Company maintains (x) systems of internal controls and processes sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (y) disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act).
      The Company does not own any property, real or personal, in the State of Texas.

    Offering.

    The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Bonds as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Bonds will be offered to the public at the initial public offering price specified in the Prospectus plus accrued interest thereon, if any, from the Closing Date.

    Time and Place of Closing; Delivery of the Bonds. Delivery of the Bonds and payment to the Company of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, at 10:00 A.M., New York time, on [ ], 20[ ], or at such other time on the same or such other day as shall be agreed upon by the Company and the Representatives, or as may be established in accordance with Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

    The Bonds shall be delivered to the Underwriters in book-entry only form through the facilities of The Depository Trust Company in New York, New York. The certificate for the Bonds shall be in the form of one typewritten global bond in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Bonds available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between the Underwriters and the Company, or at such other time and/or date as may be agreed upon between the Underwriters and the Company.

    Covenants of the Company.

    The Company covenants and agrees with the several Underwriters that:

      Not later than the Closing Date, the Company will deliver to the Underwriters a conformed copy of the Registration Statement in the form that it or the most recent post-effective amendment thereto became effective, certified by an officer of the Company to be in such form.
      The Company will prepare a final term sheet, containing solely a description of the final terms of the Bonds and the offering thereof, in a form approved by the Representatives and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such Rule.
      The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) and each Issuer Free Writing Prospectus as the Underwriters may reasonably request.
      The Company will cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424(b) (without reliance on Rule 424(b)(8) under the Securities Act) and will advise the Representatives promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement, any Issuer Free Writing Prospectus, the Basic Prospectus or the Prospectus or the institution of any proceedings therefor or pursuant to Section 8A of the Securities Act of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.
      During such period of time as the Underwriters are required by law to deliver a prospectus (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) after this Underwriting Agreement has become effective, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus or the Disclosure Package in order to make the Prospectus or the Disclosure Package not misleading in the light of the circumstances when it is delivered (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) to a purchaser of the Bonds, the Company will amend or supplement the Prospectus or the Disclosure Package by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or the Disclosure Package, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus or the Disclosure Package, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus or the Disclosure Package is delivered (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(e) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.
      The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11 (a) of the Securities Act and Rule 158 under the Securities Act.
      At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required by, and will otherwise cooperate in qualifying the Bonds for offer and sale under, the blue sky laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign limited liability company or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.
      The Company will, except as herein provided, pay all fees, expenses and taxes (except transfer taxes) in connection with the offering of the Bonds, including with respect to (i) the preparation and filing of the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the Supplemental Indenture or any other documents required to perfect the lien thereunder, (iii) legal counsel relating to the qualification of the Bonds under the blue sky laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, any preliminary (and any supplemental) blue sky survey, the Basic Prospectus, each Issuer Free Writing Prospectus, and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (e) of this Section 6, (v) the rating of the Bonds by one or more nationally recognized statistical rating agencies, and (vi) filings or other notices (if any) with or to, as the case may be, the Financial Industry Regulatory Authority ("FINRA") in connection with its review of the terms of the offering. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for the (A) reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.
      The Company will not sell any additional first mortgage bonds without the consent of the Representatives until after the earlier to occur of (i) the Closing Date and (ii) the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Underwriters agree to notify the Company of such termination if it occurs prior to the Closing Date.
      As soon as practicable after the Closing Date, the Company will make all recordings, registrations and filings necessary to perfect and preserve the lien of the Mortgage and the rights under the Supplemental Indenture, and the Company will use its best efforts to cause to be furnished to the Underwriters a supplemental opinion of counsel for the Company, addressed to the Underwriters, stating that all such recordings, registrations and filings have been made.
      The Company agrees that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Bonds that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act, other than the final term sheet prepared and filed pursuant to Section 6(b) hereof; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses identified in Parts A and B of Schedule II hereto and any electronic road show identified in Part B of Schedule II hereto. Any such Free Writing Prospectus consented to by the Representatives or the Company is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including, if applicable, in respect of timely filing with the Commission, legending and record keeping.

    Conditions of the Underwriters' Obligations.

    The obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

      The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters; and the final term sheet contemplated by Section 6(b) hereof and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Securities Act.
      No stop order suspending the effectiveness of the Registration Statement, or preventing or suspending the use of the Basic Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall be in effect at or prior to the Closing Date; no proceedings for such purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Bonds shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, authorized to act for the Company, to the effect that, as of the Closing Date, no such stop order has been or is in effect and that no proceedings for such purposes are pending before or, to the knowledge of the Company, threatened by the Commission.
      At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, one or more orders of the Federal Energy Regulatory Commission (the "FERC") under the Federal Power Act authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.
      At the Closing Date, the Underwriters shall have received from Clark, Thomas & Winters, A Professional Corporation, Mark G. Otts, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., and Morgan, Lewis & Bockius LLP, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B and C hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Disclosure Package or the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Bonds, prior to the Closing Date, with changes therein to reflect such supplementation.
      At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto, with such changes therein as may be necessary to reflect any supplementation of the Disclosure Package or the Prospectus prior to the Closing Date.
      On or prior to the date this Underwriting Agreement became effective, the Underwriters shall have received from Deloitte & Touche LLP, the Company's independent registered public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, other committees thereof specified therein and the common member of the Company, since December 31, 2008 to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; (C) at the date of the latest available balance sheet read by the Accountants and at a subsequent specified date not more than five days prior to the date of the letter, there was any increase in long-term debt of the Company, or decrease in its net current assets or members' equity, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, except in all instances for increases or decreases which the Registration Statement, the Disclosure Package or the Prospectus discloses have occurred or may occur, for declarations of distributions, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for increases or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (D) for the period from the closing date of the most recent income statement incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus to the closing date of the latest available income statement read by the Accountants, there were any decreases, as compared to the corresponding period in the preceding year, in the Company's operating revenues, operating income or net income, except in all instances for decreases that the Registration Statement, the Disclosure Package or the Prospectus discloses have occurred or may occur or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Registration Statement, the Disclosure Package and the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified in Exhibit E hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.
      At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company authorized to act for the Company, to the effect that (i) as of the Closing Date, the representations and warranties of the Company contained herein are true and correct, (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.
      At the Closing Date, the Underwriters shall have received duly executed counterparts of the Supplemental Indenture.
      At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.
      Between the date hereof and the Closing Date, no default (or an event which, with the giving of notice or the passage of time or both, would constitute a default) under the Mortgage shall have occurred.
      On or prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to the Underwriters that the Bonds have received ratings of at least [ ] from Moody's Investors Service, Inc. and at least [ ] from Standard & Poor's Ratings Services.
      Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc. nor Standard & Poor's Ratings Services shall have lowered its rating of any of the Company's outstanding first mortgage bonds in any respect.
      Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company, which, in the reasonable opinion of the Representatives, materially impairs the investment quality of the Bonds.
      All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriters.
      The Company shall furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

    If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Representatives at any time on or prior to the Closing Date upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

    Conditions of the Company's Obligations.

    The obligations of the Company hereunder shall be subject to the following conditions:

      No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall be in effect at or prior to the Closing Date, and no proceedings for that purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Bonds shall be pending before, or threatened by, the Commission on the Closing Date.

      At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, one or more orders of the FERC under the Federal Power Act authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.

    In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company at any time on or prior to the Closing Date upon notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

    Indemnification.

      The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Prospectus, or any Issuer Free Writing Prospectus or the information contained in the final term sheet required to be prepared and filed pursuant to Section 6(b) hereof, as each may be amended or supplemented, or in the Disclosure Package, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus, the Prospectus, or any Issuer Free Writing Prospectus or any amendment or supplement to any thereof, or the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof), or arising out of, or based upon, statements in or omissions from the Statements of Eligibility; and provided further, that the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any Underwriter, or to the benefit of any person controlling such Underwriter, on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Bonds to any person in respect of the Basic Prospectus or any Issuer Free Writing Prospectus, each as may be then supplemented or amended, furnished by such Underwriter to a person to whom any of the Bonds were sold (excluding in all cases, however, any document then incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in such Basic Prospectus or Issuer Free Writing Prospectus, if a copy of a supplement or amendment to such Basic Prospectus, or Issuer Free Writing Prospectus (excluding in all cases, however, any document then incorporated by reference therein) (i) is furnished on a timely basis by the Company to the Underwriter, (ii) is required to have been conveyed to such person by or on behalf of such Underwriter, at or prior to the entry into the contract of sale of the Bonds with such person, but was not so conveyed (which conveyance may be oral (if permitted by law) or written) by or on behalf of such Underwriter and (iii) would have cured the defect giving rise to such loss, claim, damage, liability, expense or action.

      Each Underwriter shall severally, but not jointly, indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or in the Disclosure Package or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto or the Disclosure Package. The Company acknowledges that the statements set forth in (i) the last paragraph of the cover page of the Prospectus regarding delivery of the Bonds and (ii) the [ ] paragraph, [ ] paragraph and [ ] paragraph under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the Disclosure Package.

      In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Disclosure Package, against any party in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense of any such action or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment)). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

      If the indemnification provided for under subsections (a) or (b) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and by the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

    Survival of Certain Representations and Obligations.

    Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any person referred to in Section 9 hereof and (ii) acceptance of and payment for the Bonds, and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

    Default of Underwriters.

    If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds that it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Bonds that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriters shall be obligated to purchase the Bonds that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Bonds that such Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Bonds without written consent of such Underwriter. If such Underwriter shall fail or refuse to purchase Bonds and the aggregate principal amount of Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective principal amount of Bonds that they had severally agreed to purchase hereunder, and, in addition, the principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more other members of FINRA (or, if not members of FINRA, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with FINRA's Conduct Rules), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Bonds, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

    Termination.

    This Underwriting Agreement shall be subject to termination by written notice from the Representatives to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearing services in the United States shall have occurred, (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of the Representatives, is material and adverse, or (v) any material adverse change in financial, political or economic conditions in the United States or elsewhere shall have occurred and (b) in the case of any of the events specified in clauses (a)(i) through (v), such event singly or together with any other such event makes it, in the reasonable judgment of the Representatives, impracticable to market the Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by the Representatives as provided above, if, in the judgment of the Representatives, the subject matter of any amendment or supplement (prepared by the Company) to the Disclosure Package or the Prospectus (except for information relating solely to the manner of public offering of the Bonds or to the activity of the Underwriters or to the terms of any First Mortgage Bonds of the Company other than the Bonds) filed or issued after the Applicable Time by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

    Miscellaneous.

    THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT MIGHT CALL FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. This Underwriting Agreement shall become effective when a fully executed copy hereof is delivered to the Representatives by the Company. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of the Company and each of the Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and other person referred to in Section 9 hereof, and the respective successors of each. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such, of any Bonds from the Underwriters.

    Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representatives at the addresses set forth at the beginning of this Underwriting Agreement, to the attention of [ ] (fax: [ ]) in the case of [ ], and to the attention of [ ] (fax: [ ]) in the case of [ ], or, if to the Company, shall be mailed or delivered to it at 446 North Boulevard, Baton Rouge, Louisiana 70802, Attention: Treasurer, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.

    No Fiduciary Duty. The Company hereby acknowledges that (a) the Underwriters are acting as principals and not as agents or fiduciaries of the Company and (b) its engagement of the Underwriters in connection with the issuance of the Bonds is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgment in connection with the issuance of the Bonds (irrespective of whether the Underwriters have advised or are currently advising the Company on related or other matters). Nothing in this Section 15 is intended to modify in any way the Underwriters' obligations expressly set forth in this Underwriting Agreement.

    Integration. This Underwriting Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

[Signature page follows]

Very truly yours,

Entergy Louisiana, LLC

                                                                                                                                                      By: /s/ Frank Williford
                                                                                                                                                                Name: Frank Williford
                                                                                                                                                                Title: Assistant Treasurer

Accepted as of the date first above written:

[Name(s) of Underwriters(s)]

By: [Name of Representative]

By: ____________________________
      Name:
      Title:

By: [Name of Representative]

By: ____________________________
      Name:
      Title:

SCHEDULE I

Entergy Louisiana, LLC

$[ ],000,000 First Mortgage Bonds,
[ ]% Series due [ ], 20[ ]

Name of Underwriters	Principal Amount of Bonds
[ ]	$ [ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
TOTAL	$[ ],000,000

SCHEDULE II

Part A -Schedule of Free Writing Prospectuses included in the Disclosure Package

    Final Term Sheet attached to this Schedule II as Annex A (Issuer Free Writing Prospectus)

Part B -Schedule of Free Writing Prospectuses not included in the Disclosure Package

    [None]

Part C -Additional Documents Incorporated by Reference

    [None]

Part D -Additional Information

    [None]

Annex A to Schedule II

Entergy Louisiana, LLC

$[ ],000,000
First Mortgage Bonds,
[ ]% Series due [ ], 20[ ]

Final Terms and Conditions

[ ], 20[ ]

Issuer:	Entergy Louisiana, LLC

Market Type:	First Mortgage Bonds (SEC Registered)

Expected Ratings(1):	[ ] by Moody's Investors Service [ ] by Standard & Poor's Ratings Services

Trade Date:	[ ], 20[ ]

Settlement Date (T+[ ]):	[ ], 20[ ]

Principal Amount:	$[ ],000,000

Coupon:

Coupon Payment Dates:

First Payment Date:	[ ], 20[ ]

Final Maturity:	[ ], 20[ ]

Call Date & Terms:

UST Benchmark:

Spread to UST Benchmark:

Treasury Price:

Treasury Yield:

Re-offer Yield:

Issue Price to Public:

Joint Book-Running Managers:

Co-Managers:

CUSIP / ISIN:

______________________

1 A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Alternatively, a copy of the prospectus for the offering can be obtained by calling (i) [ ] toll free at [ ], or (ii) [ ] toll free at [ ].

EXHIBIT A

[Letterhead of Clark, Thomas & Winters, A Professional Corporation]

[ ], 20[ ]

[Name(s) of Underwriters(s)]

c/o     [Name(s) of Representatives(s)]
          [Address(es) of Representative(s)]

Ladies and Gentlemen:

We, together with Mark G. Otts, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc. and Morgan, Lewis & Bockius LLP, have acted as counsel to Entergy Louisiana, LLC, a Texas limited liability company (the "Company"), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement, dated [ ], 20[ ] (the "Underwriting Agreement"), between the Company and you, of $[ ],000,000 aggregate principal amount of its First Mortgage Bonds, [ ] % Series due [ ], 20[ ] (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of April 1, 1944 (the "Mortgage and Deed of Trust"), with The Bank of New York Mellon (successor to Harris Trust Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Stephen J. Giurlando (successor to Mark F. McLaughlin), as Co-Trustee (the "Co-Trustee"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the [ ] Supplemental Indenture, dated as of [ ], 20[ ] (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Articles of Organization and the Company's Regulations; (b) the Underwriting Agreement; (c) the Mortgage and Deed of Trust and the Supplemental Indenture; (d) a UCC-3 Financing Statement Amendment (amending Financing Statement No. 06-0006008202) to be filed with the Secretary of State of Texas, naming the Company as Debtor and the Corporate Trustee and the Co-Trustee as Secured Parties (the "Financing Statement"); (e) the Registration Statement, the Disclosure Package and the Prospectus; and (f) the records of various company proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

Opinions

Subject to the foregoing, and to the further exceptions, assumptions and qualifications set forth below, we are of the opinion that:

    The Company is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Texas, and has the necessary limited liability company power and authority to conduct the business that it is described as conducting in the Disclosure Package and the Prospectus and to own and operate the properties owned and operated by it in such business in the State of Texas.

    The Supplemental Indenture has been duly authorized by all necessary limited liability company action on the part of the Company, has been duly executed and delivered by the Company, and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the State of Texas, where the Company is organized, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security, (ii) bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (iii) concepts of materiality, reasonableness, good faith and fair dealing and by the discretion of the court before which any proceeding therefor may be brought.

    The Bonds have been duly authorized by all necessary limited liability company action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and by the discretion of the court before which any proceeding therefor may be brought; and are entitled to the benefit of the security afforded by the Mortgage.

    The filing of the Financing Statement in the office of the Secretary of State of Texas covering the Article 9 Property (as defined below) described in the Mortgage as subject to the lien thereof, and the filing of continuation statements within six months prior to the expiration of each five year period from the date of filing of the original financing statement the Financing Statement amends, are the only recordings, filings, rerecordings, and refilings in the State of Texas required by law in order to perfect and maintain the lien of the Mortgage on the Article 9 Property described therein as subject thereto. As a result of the recordings and filings referred to above and in the opinion of even date herewith from Mark G. Otts, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., the Mortgage creates as security for the payment of the Bonds a first perfected security interest in the Article 9 Property specifically described in the granting clauses of the Mortgage and described in the Financing Statement (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage), in each case subject to no liens, charges, or encumbrances, other than minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company and Excepted Encumbrances, as defined in the Mortgage, subject, however, to liens, defects, and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company. Assuming that the provisions of the Mortgage and the description in the Financing Statement are effective to extend the lien thereof to all Article 9 Property and interests in Article 9 Property which the Company may acquire after the date of the Mortgage and which are of the type referred to in the Mortgage and the Financing Statement as intended to be mortgaged thereby when acquired, and that the lien of the Mortgage will extend to all such Article 9 Property and interests in Article 9 Properties, the lien of the Mortgage will constitute a valid first perfected security interest in all such after acquired Article 9 Properties and interests in Article 9 Properties (subject, however, to Excepted Encumbrances, as defined in the Mortgage, and to liens, defects, and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company and except as may be limited by bankruptcy law) without the execution and delivery of any supplemental indenture or other instrument specifically extending the lien of the Mortgage to such after acquired Article 9 Properties or interests in Article 9 Properties, other than the filing of the continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to the financing statements as more specifically described above. For purposes of this opinion letter, the term "Article 9 Property" means the personal property and fixtures of the Company in which a security interest may be perfected by filing a financing statement with the Secretary of State of Texas under Article 9 of the Texas Business and Commerce Code.

    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

    The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement and the Mortgage will not violate (a) any provision of the Company's Articles of Organization or the Company's Regulations, (b) any provision of any law or regulation of the State of Texas applicable to the Company or (c) to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment, or decree of any Texas governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of Texas).

    No approval, authorization, consent, or other order of any Texas governmental body (other than in connection with the provisions of the securities or blue sky laws of Texas) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement or to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

Additional Qualifications and Assumptions

Our opinions above are subject, with your permission, to the following additional qualifications and assumptions:

      Our opinion in paragraph 1 above is limited to the power and authority conferred by the laws of the State of Texas, and we express no opinion concerning the power or authority of the Company, under Louisiana law, to own property or conduct business in the State of Louisiana.

      We express no opinion as to the effects, if any, of (i) any usury, fraudulent transfer and conveyance, bankruptcy, choice of law, "blue sky" and state securities laws, or tax laws, rules, and regulations and (ii) the status of title of any property of the Company.

      We express no opinion as to the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, towns, municipalities, and special political subdivisions (whether created or enabled through legislative action at the federal, state, local, or regional level), and judicial decisions to the extent that they deal with any of the foregoing.

      We express no opinion as to the enforceability of any documents or agreements other than the Bonds and the Mortgage.

      Our opinion set forth in paragraph 7 above relates only to statutory laws, rules, regulations, and orders that we, in the exercise of customary professional diligence, would reasonably recognize as being directly applicable to the Company, the transactions contemplated by the Underwriting Agreement, the Mortgage, or both.

      Regarding our opinion set forth in paragraph 6(c) above concerning the non-violation of any orders, writs, judgments and decrees of any Texas governmental instrumentality, with your permission we have limited our inquiry as follows. With respect to the existence and effect of orders, writs, judgments and decrees of Texas governmental instrumentalities on matters other than orders, writs, judgments and decrees of the Public Utility Commission of Texas (the "PUCT") and of Texas courts on matters regarding appeals of PUCT proceedings, our inquiry has been limited to a request made to the Company that it identify to us for our review any presently outstanding orders, writs, judgments and decrees of Texas governmental instrumentalities other than those constituting only money judgments and to our reliance on the Company's certificate that there are no such presently outstanding orders, writs, judgments and decrees of Texas governmental instrumentalities other than money judgments. With respect to the existence and effect of orders, writs, judgments and decrees of the PUCT and of Texas courts on matters regarding appeals of PUCT proceedings, our inquiry has not been so limited.

      We assume that all public documents examined by us are accurate, complete, and authentic and that all official public records related thereto (including their proper indexing and filing) are accurate and complete.

      We assume as to all factual matters that (i) all representations and warranties of the parties contained in the Underwriting Agreement are true, correct, and complete in all material respects, (ii) all covenants of the parties to the Underwriting Agreement will be, in all material respects, fully complied with, and (iii) all parties to the Underwriting Agreement will act in accordance with and refrain from taking any action forbidden by the terms and conditions of the Underwriting Agreement.

      We assume there are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Underwriting Agreement, the Bonds or the Mortgage.

      We assume that each party to the Underwriting Agreement and the Mortgage (other than the Company) has satisfied those legal requirements that are applicable to such party to the extent necessary to make the Underwriting Agreement and the Mortgage enforceable against such party.

      We assume that each party to the Underwriting Agreement and the Mortgage (other than the Company) has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Underwriting Agreement and the Mortgage against the Company.

      We assume there has been no mutual mistake of fact, misunderstanding, duress, fraud, collusion or undue influence between any of the parties to the Underwriting Agreement and the Mortgage.

      The opinion in paragraph (4) above is subject to the following assumptions:

      (i) The Mortgage and Deed of Trust and all supplemental indentures thereto (other than supplemental indentures entered into after December 31, 2005) were duly authorized and delivered on behalf of the Company or its predecessors for value.

      (ii) The Mortgage and Deed of Trust and all supplemental indentures thereto (expressly including the Supplemental Indenture), and all UCC-1 Financing Statements and UCC-3 Financing Statement Amendments prior to December 31, 2005 filed against the Company or its predecessors pursuant to the Mortgage were (or in the case of the Supplemental Indenture, will be) duly and properly recorded and indexed.

      (iii) The UCC searches attached hereto as Exhibit A are correct and complete in all respects and accurately describe all security interests in effect against the Company, the names searched in Louisiana are the correct names and the filing offices searched in Louisiana are the correct filing offices, and no financing statements have been filed against the Company between the date of the searches attached hereto and the effective date of this opinion letter.

      We have assumed that the Mortgage and Deed of Trust is governed by either Louisiana or New York law, that the supplemental indentures thereto including the Supplemental Indenture are governed by New York law, that the validity and (only with respect to the classes of property and security interests described in Sections 9.301(2) and (3) of the Texas Uniform Commercial Code) priority of the security interest created by the Mortgage in property located outside of Texas is governed by Louisiana law, and that the Bonds are governed by New York law.

In each instance in this opinion letter in which we state that we have made certain assumptions, we wish to advise you that we have no knowledge of any inaccuracy of any such assumption, but we do not express an opinion with respect to matters so assumed.

We have examined the portions of the information contained in the Registration Statement, the Disclosure Package and the Prospectus that are stated therein to have been made on our authority, and we believe such information to be correct. We have examined the opinions of even date herewith rendered to you by Morgan, Lewis & Bockius LLP and Pillsbury Winthrop Shaw Pittman LLP and concur in the conclusions expressed therein insofar as they involve questions of Texas law.

We are admitted to practice law in the State of Texas and, except as set forth in the next sentence, this opinion is limited to the laws of the State of Texas. As to all matters of New York law and Louisiana law, we have relied (without independent inquiry), with your approval, upon the opinions of even date herewith of Morgan, Lewis & Bockius LLP of New York, New York and Mark G. Otts, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., respectively, and our opinions on such matters are subject to the qualifications, limitations, and assumptions set forth in such opinions.

The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder, and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Mark G. Otts, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., Morgan, Lewis & Bockius LLP, and Pillsbury Winthrop Shaw Pittman LLP may rely on this opinion as to all matters of Texas law in rendering their opinions dated the date hereof required to be delivered under the Underwriting Agreement.

Very truly yours,

CLARK, THOMAS & WINTERS,
A PROFESSIONAL CORPORATION

EXHIBIT B

[Letterhead of Entergy Services, Inc.]

[ ], 20[ ]

[Name(s) of Underwriters(s)]

c/o     [Name(s) of Representatives(s)]
          [Address(es) of Representative(s)]

Ladies and Gentlemen:

I, together with Morgan, Lewis & Bockius LLP, of New York, New York, and Clark, Thomas & Winters, A Professional Corporation, of Austin, Texas, have acted as counsel for Entergy Louisiana, LLC, a Texas limited liability company (the "Company"), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement, dated [ ], 20[ ] (the "Underwriting Agreement"), between the Company and you, of $[ ],000,000 aggregate principal amount of its First Mortgage Bonds, [ ]% Series due [ ], 20[ ] (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of April 1, 1944, with The Bank of New York Mellon (successor to Harris Trust Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Stephen J. Giurlando (successor to Mark F. McLaughlin), as Co-Trustee, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the [ ] Supplemental Indenture, dated as of [ ], 20[ ] (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In my capacity as such counsel, I have either participated in the preparation of or have examined and am familiar with: (a) the Company's Articles of Organization and the Company's Regulations; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement, the Disclosure Package and the Prospectus; (e) the records of various company proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement; and (f) the proceedings before and the order or orders entered by the Federal Energy Regulatory Commission under the Federal Power Act relating to the issuance and sale of the Bonds by the Company. I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. I have not examined the Bonds, except a specimen thereof, and I have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof. In my examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity with the originals of all documents submitted to me as copies, and the authenticity of the originals of such latter documents.

In making my examination of documents and instruments executed or to be executed by persons other than the Company, I have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument. In the case of any such other person that is not a natural person, I have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person's obligations under any such document or instrument. I have further assumed that each document, instrument, agreement, record and certificate reviewed by me for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although I have no knowledge of any facts or circumstances that could give rise to such amendment.

As to questions of fact material to the opinions expressed herein, I have relied upon statements in the Registration Statement, the Disclosure Package, the Prospectus and upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and the Mortgage and certificates delivered at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein.

Whenever my opinions herein with respect to the existence or absence of facts are stated to be to my knowledge or awareness, I intend to signify that no information has come to my attention or the attention of any other attorneys acting for or on behalf of the Company or any of its affiliates that have participated in the negotiation of the transactions contemplated by the Underwriting Agreement and the Mortgage, in the preparation of the Registration Statement, the Disclosure Package and the Prospectus, or in the preparation of this opinion letter that would give me, or them, actual knowledge that would contradict such opinions. However, except to the extent necessary in order to give the opinions hereinafter expressed, neither I nor they have undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to knowledge of the existence or absence of such facts (except to the extent necessary in order to give the opinions hereinafter expressed) should be assumed.

My opinion in paragraph (1) below, insofar as it relates to the good standing of the Company under Texas and Louisiana law, is given exclusively in reliance upon a certification of the Secretary of State of Texas and a certification of the Secretary of State of Louisiana, respectively, upon each of which I believe I am justified in relying. Copies of such certifications have been provided to you.

In rendering the opinion set forth in paragraph (2) below, I have relied upon reports and/or opinions by counsel who historically acted on behalf of the Company in real estate transactions and transactions involving the Mortgage and in whom I have confidence, title reports prepared in connection with the procurement of title insurance policies on certain property of the Company, and information from officers of the Company responsible for the acquisition of real property and maintenance of records with respect thereto, which I believe to be satisfactory in form and scope and which I have no reason to believe are inaccurate in any material respect. I have not, for purposes of rendering such opinion, conducted an independent examination or investigation of official title records (or abstracts thereof) with respect to property (i) acquired by the Company prior to the date of the most recent report and/or opinions of counsel, (ii) as to which title insurance has been obtained or (iii) the aggregate purchase price of which was not material.

Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:

    The Company is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Texas and has the necessary limited liability company power and authority to conduct the business that it is described as conducting in the Disclosure Package and the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business in the State of Texas and is in good standing and duly qualified to conduct such business as a foreign limited liability company in the State of Louisiana.

    The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage (except properties excepted from and those released under the terms of the Mortgage), subject only to Excepted Encumbrances, as defined in the Mortgage, and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company. The description of such properties set forth in the Mortgage is adequate to constitute the Mortgage as a lien thereon.

    It will be necessary to (a) file a UCC-3 Financing Statement Amendment (amending Financing Statement No. 06-0006008202), naming the Company as Debtor and the Corporate Trustee and the Co-Trustee as Secured Parties (the "Financing Statement") with the office of the Secretary of State of Texas and (b) record the Supplemental Indenture in all the Parishes in Louisiana in which the Company owns property before the liens created by the Supplemental Indenture become effective as to and enforceable against third parties. Such recording of the Supplemental Indenture, such filing of the Financing Statement, and the filing of continuation statements within six months prior to the expiration of each five year period from the date of filing of the original financing statement the Financing Statement amends, are the only recordings, filings, rerecordings, and refilings required by law in order to perfect and maintain the lien of the Mortgage on any of the property described therein as subject thereto. As a result of the recordings and filings referred to above, the Mortgage creates as security for the Bonds (i) a valid, first lien on all real property and interests in real property and the improvements thereon specifically described in the granting clauses of the Mortgage (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage) and (ii) a first perfected security interest in all personal property, interests in personal property and fixtures specifically described in the granting clauses of the Mortgage and described in the Financing Statement (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage), in each case subject to no liens, charges, or encumbrances, other than minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company and Excepted Encumbrances, as defined in the Mortgage, subject, however, to liens, defects, and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company. The provisions of the Mortgage are effective to extend the lien thereof to all properties and interests which the Company may acquire after the date of the Mortgage, which are of the type referred to in the Mortgage as intended to be mortgaged thereby when acquired, and the lien of the Mortgage will extend to all such properties and interests in properties and will constitute a valid first lien on all such real property and interests therein and a first perfected security interest in all such personal property and interests therein (subject, however, to Excepted Encumbrances, as defined in the Mortgage, and to liens, defects, and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company and except as may be limited by bankruptcy law) without the execution and delivery of any supplemental indenture or other instrument specifically extending the lien to such real property or interests therein or the taking of any other action specifically extending the lien of the Mortgage to such personal property or interests therein, other than the filing of the continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to the financing statements as more specifically described above.

    The Mortgage has been duly authorized by all necessary limited liability company action on the part of the Company, has been duly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the State of Louisiana, where the property covered thereby is located, and the laws of the State of Texas, where the Company is organized, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in my opinion, make inadequate the remedies necessary for the realization of the benefits of such security, (ii) bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (iii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought; and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.

    The Bonds have been duly authorized by all necessary limited liability company action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought; and are entitled to the benefit of the security afforded by the Mortgage.

    The statements made in the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time (together with the other information in the Disclosure Package) and the Prospectus under the captions "Description of the New Bonds" and "[Description of the First Mortgage Bonds]," insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Mortgage), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

    Except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which I do not express an opinion, the Registration Statement, as of [the date of the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 20[ ] with the Commission] [its initial effective date], and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility upon which I do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed by the Company with the Commission pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which I do not express an opinion), such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

    One or more appropriate orders have been entered by the Federal Energy Regulatory Commission under the Federal Power Act authorizing the issuance and sale of the Bonds by the Company; to the best of my knowledge, such order or orders are in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

    The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement and the Mortgage (a) will not violate any provision of the Company's Articles of Organization and the Company's Regulations; (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to me (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of my knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, I have had discussions with certain of the officers, employees, and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. Based on my review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions, although I have not independently verified the accuracy, completeness or fairness of the statements included or incorporated by reference therein and take no responsibility therefor (except to the extent such statements relate to me or as expressly set forth in paragraph (6) above), no facts have come to my attention that cause me to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to (a) the financial statements or other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (b) the Statements of Eligibility, (c) the information contained in the Prospectus and the Disclosure Package under the caption "Description of the New Bonds -Book-Entry Only Securities" or (d) assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package.

I have examined the opinions of even date herewith rendered to you by Morgan, Lewis & Bockius LLP, Clark, Thomas & Winters, A Professional Corporation, and Pillsbury Winthrop Shaw Pittman LLP and concur in the conclusions expressed therein insofar as they involve questions of Louisiana law.

With respect to the opinions set forth in paragraphs (4) and (5) above, I call the attention of the Underwriters to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustees or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

I am a member of the Bar of the State of Louisiana, and this opinion is limited to the laws of the States of Louisiana, Texas and New York and the United States of America. As to all matters of Texas and New York law, I have relied (without independent inquiry), with your approval, in the case of Texas law, upon the opinion of even date herewith addressed to you of Clark, Thomas & Winters, A Professional Corporation, of Austin, Texas and, in the case of New York law, upon the opinion of even date herewith addressed to you of Morgan, Lewis & Bockius LLP of New York, New York.

This opinion is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder, and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent, except that Morgan, Lewis & Bockius LLP, Clark, Thomas & Winters, A Professional Corporation, and Pillsbury Winthrop Shaw Pittman LLP may rely on this opinion as to all matters of Louisiana law in rendering their opinions required to be delivered under the Underwriting Agreement.

Very truly yours,

Mark G. Otts, Esq.
Senior Counsel-Corporate and Securities

EXHIBIT C

[Letterhead of Morgan, Lewis & Bockius LLP]

[ ], 20[ ]

[Name(s) of Underwriters(s)]

c/o     [Name(s) of Representatives(s)]
          [Address(es) of Representative(s)]

Ladies and Gentlemen:

We, together with Mark G. Otts, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., and Clark, Thomas & Winters, A Professional Corporation, of Austin, Texas, have acted as counsel for Entergy Louisiana, LLC, a Texas limited liability company (the "Company"), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement, dated [ ], 20[ ] (the "Underwriting Agreement"), between the Company and you, of $[ ],000,000 aggregate principal amount of its First Mortgage Bonds, [ ]% Series due [ ], 20[ ] (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of April 1, 1944, with The Bank of New York Mellon (successor to Harris Trust Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Stephen J. Giurlando (successor to Mark F. McLaughlin), as Co-Trustee, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the [ ] Supplemental Indenture, dated as of [ ], 20[ ] (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is being rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Articles of Organization and the Company's Regulations; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement, the Disclosure Package and the Prospectus; (e) the records of various company proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement; and (f) the proceedings before and the order or orders entered by the Federal Energy Regulatory Commission under the Federal Power Act relating to the issuance and sale of the Bonds by the Company. As to questions of fact material to the opinions expressed herein, we have relied upon representations and certifications of officers of the Company (including but not limited to those contained in the Registration Statement, the Disclosure Package, the Prospectus, the Underwriting Agreement, the Mortgage and certificates delivered at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate delivered by or on behalf of the Corporate Trustee as to the authentication and delivery thereof.

Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          The Mortgage has been duly authorized by all necessary limited liability company action on the part of the Company, has been duly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the State of Louisiana, where the property covered thereby is located, and the laws of the State of Texas, where the Company is organized, affecting the remedies for the enforcement of the security provided for therein, (ii) bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (iii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought; and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          The Bonds have been duly authorized by all necessary limited liability company action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought; and are entitled to the benefit of the security afforded by the Mortgage.

          The statements made in the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time and the Prospectus under the captions "Description of the New Bonds" and "[Description of the First Mortgage Bonds]", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          Except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not express an opinion, the Registration Statement, as of [the date of the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 20[ ] with the Commission] [its initial effective date], and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not express an opinion), on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          One or more appropriate orders have been entered by the Federal Energy Regulatory Commission under the Federal Power Act authorizing the issuance and sale of the Bonds by the Company; to the best of our knowledge, said order or orders are in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, including Clark, Thomas & Winters, A Professional Corporation, Texas counsel to the Company, and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. Based on our review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions, although we have not independently verified the accuracy, completeness or fairness of the statements included or incorporated by reference therein and take no responsibility therefor (except to the extent such statements relate to us or as expressly set forth in paragraph (3) above), no facts have come to our attention that cause us to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (a) the financial statements or other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (b) the Statements of Eligibility, (c) the information contained in the Prospectus and the Disclosure Package under the caption "Description of the New Bonds -Book-Entry Only Securities" or (d) assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.

With respect to the opinions set forth in paragraphs (1) and (2) above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and the regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustees under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

This opinion is limited to the laws of the States of New York, Louisiana and Texas and the United States of America. As to all matters of Louisiana and Texas law, we have relied (without independent inquiry) upon the opinions of even date herewith addressed to you by Mark G. Otts, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., and Clark, Thomas & Winters, A Professional Corporation, respectively. We have not examined into and are not expressing an opinion upon matters relating to incorporation of the Company, titles to property, franchises or the lien of the Mortgage.

The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder, and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Mark G. Otts, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc. and Clark, Thomas & Winters, A Professional Corporation, may rely on this opinion as to all matters of New York law in rendering their opinions required to be delivered under the Underwriting Agreement.

Very truly yours,

MORGAN, LEWIS & BOCKIUS LLP

EXHIBIT D

[Letterhead of Pillsbury Winthrop Shaw Pittman LLP]

[ ], 20[ ]

[Name(s) of Underwriters(s)]

c/o     [Name(s) of Representatives(s)]
          [Address(es) of Representative(s)]

Ladies and Gentlemen:

We have acted as your counsel in connection with the issuance and sale by Entergy Louisiana, LLC, a Texas limited liability company (the "Company"), of $[ ],000,000 aggregate principal amount of its First Mortgage Bonds, [ ]% Series due [ ], 20[ ] (the "Bonds"), under the Company's Mortgage and Deed of Trust, dated as of April 1, 1944, with The Bank of New York Mellon (successor to Harris Trust Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Stephen J. Giurlando (successor to Mark F. McLaughlin), as Co-Trustee, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including by the [ ] Supplemental Indenture, dated as of [ ], 20[ ] (the "Supplemental Indenture") (such Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"), pursuant to the Underwriting Agreement between you and the Company dated [ ], 20[ ] (the "Underwriting Agreement"). This letter is delivered to you pursuant to Section 7(e) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Underwriting Agreement.

We are members of the New York Bar and, for purposes of this letter, do not hold ourselves out as experts on any laws other than the internal laws of the State of New York and the federal laws of the United States of America. We have, with your consent, relied (without independent inquiry) upon the opinions of even date herewith addressed to you by Mark G. Otts, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., as to all matters of Louisiana law related to this letter, and by Clark, Thomas & Winters, A Professional Corporation, Texas counsel to the Company, as to all matters of Texas law related to this letter.

We have reviewed, and have relied as to matters of fact material to this letter upon, the documents delivered to you at the closing of the transaction contemplated by the Underwriting Agreement, and we have reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary or relevant for purposes of this letter. As to such matters of fact material to this letter, we have also relied upon representations and certifications of the Company in the Underwriting Agreement and in such other documents, and upon statements in the Registration Statement, the Disclosure Package and the Prospectus. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of the documents submitted to us as facsimile, electronic, certified or photostatic copies, the authenticity of the originals of such documents and all documents submitted to us as originals and the correctness of all statements of fact contained in all such original documents. We have not reviewed the Bonds, except a specimen thereof, and we have relied upon a certificate delivered by or on behalf of the Corporate Trustee as to the authentication and delivery thereof and as to the authorization, execution and delivery by the Trustee of the Supplemental Indenture. We express no opinion or belief as to matters relating to title to property, franchises, the creation, existence, validity and priority of the lien purported to be created by the Mortgage or the recordation or perfection of such lien. We have assumed, without independent verification, the validity and accuracy of all certificates and opinions delivered under the Mortgage in connection with the issuance and sale of the Bonds. We also express no opinion or belief regarding compliance with covenants in any agreement to which the Company or any of its affiliates is a party, or in any regulatory order pertaining to the Company or any of its affiliates, incorporating calculations of a financial or accounting nature.

Based upon the foregoing and subject to the qualifications and limitations stated herein, we are of the opinion that:

    The Mortgage has been duly authorized by all necessary limited liability company action on the part of the Company, has been duly executed and delivered by the Company, and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the State of Louisiana, where the property covered thereby is located, and the laws of the State of Texas, where the Company is organized, affecting the remedies for the enforcement of the security purported to be provided for therein, (ii) bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights, and general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, (iii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding may be brought and (iv) in the case of the provisions thereof relating to indemnification, the requirement that any facts known to the indemnified party but not the indemnifying party be disclosed to the indemnifying party if the existence of such facts at the time such provision became effective would entitle the indemnified party to indemnification; and, to the best of our knowledge, the Mortgage is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

    The Bonds have been duly authorized by all necessary limited liability company action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding may be brought; and are entitled to the benefit of the security purported to be afforded by the Mortgage.

    The statements made in the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time (together with the other information in the Disclosure Package) and the Prospectus under the captions "Description of the New Bonds" and "[Description of the First Mortgage Bonds]", to the extent that they purport to constitute summaries of the Mortgage and the Bonds, are accurate in all material respects.

    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

    One or more appropriate order or orders have been entered by the Federal Energy Regulatory Commission under the Federal Power Act, authorizing the issuance and sale of the Bonds by the Company, and, to the best of our knowledge, such order or orders are in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction, upon which we do not pass, or under the Securities Act or the Trust Indenture Act) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

    Except in each case as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, as of [the date of the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 20[ ] with the Commission] [its initial effective date], and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not pass), on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith. In passing upon the forms of the Registration Statement and the Prospectus, and the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, we have necessarily assumed that the statements included or incorporated by reference therein are correct and complete.

    To the best of our knowledge, (i) the Registration Statement has become, and on the date hereof is, effective under the Securities Act, and (ii) based solely on a telephonic confirmation with the Commission on the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with counsel for the Company, with your representatives and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. While we reviewed certain company records and documents and statements of officers and other representatives of the Company as to the existence and consequences of certain factual and other matters, the primary purpose of our professional engagement was not to establish or confirm factual matters, legal matters not governed by New York law or United States federal law or financial or quantitative information. Based on our review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions, although we have not independently verified the accuracy, completeness or fairness of the statements included or incorporated by reference therein and take no responsibility therefor (except to the extent such statements relate to us or as expressly set forth in paragraph (3) above), no facts have come to our attention that cause us to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to (A) the financial statements and other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package, (B) the Statements of Eligibility or (C) assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.

We call your attention to the fact that with respect to the opinions set forth in paragraphs (1) and (2) above, (i) the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustees under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities and (ii) Section 42 of the Mortgage provides that the Company will promptly record and file the Supplemental Indenture in such manner and in such places as may be required by law in order to fully preserve and protect the security of the bondholders and all rights of the Trustees.

This letter is delivered only to you in connection with the transaction contemplated by the Underwriting Agreement and is solely for your benefit. This letter is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person for any purpose without our prior written consent (including by any person that acquires any of the Bonds from you).

Very truly yours,

PILLSBURY WINTHROP SHAW PITTMAN LLP

EXHIBIT E

ITEMS CONTAINED IN EXCHANGE ACT DOCUMENTS
PURSUANT TO SECTION 7(f)(iv) OF THE UNDERWRITING AGREEMENT
FOR INCLUSION IN THE LETTER OF THE ACCOUNTANTS
REFERRED TO THEREIN

Exchange Act Document	Caption	Page	Item
Annual Report on Form 10-K for the year ended December 31, 2008	"SELECTED FINANCIAL DATA FIVE-YEAR COMPARISON"	319	The amounts of electric operating revenues (by source) for the twelve month periods ended December 31, 2008, 2007, 2006, 2005 and 2004

Quarterly Report on Form 10-Q for the period ended March 31, 2009	"SELECTED OPERATING RESULTS"	[ ]	The amounts of electric operating revenues (by source) for the three month periods ended March 31, 2009 and 2008